UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

THE TURKISH INVESTMENT FUND, INC.
(Exact name of registrant as specified in charter)

522 FIFTH AVENUE NEW YORK, NY			10036
(Address of principal executive offices)			(Zip code)

RANDY TAKIAN 522 FIFTH AVENUE NEW YORK, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	10/31

Date of reporting period:	4/30/09

Form N-CSR is to be used by management investment companies to file reports  with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,  and the Commission will make this information public. A registrant is not  required to respond to the collection of information contained in Form N-CSR  unless the Form displays a currently valid Office of Management and Budget  ("OMB") control number. Please direct comments concerning the accuracy of the  information collection burden estimate and any suggestions for reducing the  burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

The Turkish Investment
Fund, Inc. (TKF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual
Report

April 30, 2009

The Turkish Investment Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended April 30, 2009, The Turkish Investment Fund, Inc. (the “Fund”) had total returns of 8.50%, based on net asset value, and 14.84% based on market value per share (including reinvestment of distributions), compared to its benchmark, the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the “Index”), which returned 7.58%. On April 30, 2009, the closing price of the Fund’s shares on the New York Stock Exchange was $7.12, representing a 11.4% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•    The six-month period ended April 30, 2009 continued to be a volatile period for Turkey and the emerging markets. In 2008, commodity prices retreated on global demand destruction and the U.S. experienced an unprecedented credit crisis that led to global liquidity tightening and a sharp rise in risk aversion. As a result, emerging markets suffered their worst one-year performance in more than 20 years. Despite this turmoil, Turkey, along with the rest of the emerging markets, bounced back from early March 2009 lows. Falling commodities prices resulted in lower inflation and declining interest rates, setting the stage for a rebound for financials and other sectors that were sold down aggressively by investors in 2008.

•    Relative to the Index, stock selection was a positive contributor to the Fund’s performance, especially in the materials and energy sectors. Underweight allocations to both sectors further bolstered relative performance. Stock selection in the consumer staples and financials sectors also was additive. However, an overweight to the utilities sector detracted from relative returns.

Management Strategies

•    The Fund continued to integrate top-down sector allocation and bottom-up stock selection with a growth bias, utilizing a rigorous fundamental research approach that considers dynamics, valuation and sentiment.

•    We added to banks based on what we believed were attractive valuations and strong balance sheet dynamics. The emerging markets consumer is still underleveraged compared to the developed markets consumer, and Turkey remains among the most underpenetrated markets in terms of credit (as measured by loans to gross domestic product per capita). Thus, we believe the potential exists for increased banking loan penetration.

•    The country’s central bank has been cutting interest rates aggressively, leading to an improved growth outlook for the overall economy and upgrades to corporate earnings estimates — particularly for the banks. Furthermore, we believe a possible International Monetary Fund agreement could help boost the Turkey’s economy and provide some stability to its currency.

Sincerely,

Randy Takian

President and Principal Executive Officer	May 2009

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Portfolio of Investments

	Shares		Value (000)
COMMON STOCKS (97.9%) (Unless Otherwise Noted)
Airlines (1.0%)
Turk Hava Yollari A.O. (a)	123,050		$604
Automobiles (1.4%)
Tofus Turk Otomobil Fabrikasa A.S.	694,784		842
Beverages (7.5%)
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	334,618		2,384
Coca-Cola Icecek A.S.	453,298		2,139
			4,523
Commercial Banks (39.7%)
Turkiye Garanti Bankasi A.S. (a)	5,689,477		11,946
Turkiye Halk Bankasi A.S.	1,005,321		3,518
Turkiye Is Bankasi A.S., Class C	985,185		2,844
Turkiye Vakiflar Bankasi T.A.O., Class D	2,498,059		2,825
Yapi ve Kredi Bankasi A.S. (a)	2,064,400		2,787
			23,920
Construction Materials (2.8%)
Akcansa Cimento Sanayi ve Ticaret A.S. (a)	761,207		1,665
Diversified Financial Services (8.9%)
Haci Omer Sabanci Holding A.S.	2,098,666		5,377
Diversified Telecommunication Services (5.8%)
Turk Telekomunikasyon A.S. (a)	1,281,218		3,523
Food & Staples Retailing (10.2%)
BIM Birlesik Magazalar A.S.	223,534		6,146
Independent Power Producers & Energy Traders (5.2%)
Akenerji Elektrik Uretim A.S.	606,581		3,146
Oil, Gas & Consumable Fuels (4.0%)
Tupras Turkiye Petrol Rafine	238,975		2,389
Real Estate (4.0%)
Sinpas Gayrimenkul Yatirim Ortakligi A.S. REIT	1,327,555		2,389
Wireless Telecommunication Services (7.4%)
Turkcell Iletisim Hizmet A.S.	826,004		4,233
Turkcell Iletisim Hizmet A.S. ADR	17,000		216
			4,449
TOTAL COMMON STOCKS (Cost $64,051)			58,973

	Face Amount (000)
DEBT INSTRUMENT (1.7%)
Sovereign (1.7%)
Republic of Turkey,
9.95%, 2/15/12 (Cost $965)	TRY	1,611	1,016

	Shares
SHORT-TERM INVESTMENT (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $376) (b)	376,292		376
TOTAL INVESTMENTS (100.2%) (Cost $65,392)			60,365
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)			(104)
NET ASSETS (100%)			$60,261

(a)	Non-income producing security.
(b)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
ADR —	American Depositary Receipt
REIT —	Real Estate Investment Trust
TRY —	Turkish Lira

The accompanying notes are an integral part of the financial statements.	3

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Banks	39.6%
Food & Staples Retailing	10.2
Diversified Financial Services	8.9
Beverages	7.5
Wireless Telecommunication Services	7.4
Diversified Telecommunication Services	5.8
Independent Power Producers & Energy Traders	5.2
Other*	14.8
Short-Term Investments	0.6
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

4	The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2009

Financial Statements

Statement of Assets and Liabilities

April 30, 2009 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $65,016)	$59,989
Investment in Security of Affiliated Issuer, at Value (Cost $376)	376
Total Investments in Securities, at Value (Cost $65,392)	60,365
Interest Receivable	19
Foreign Currency, at Value (Cost $16)	17
Dividends Receivable	— @
Other Assets	2
Total Assets	60,403
Liabilities:
Payable For:
Investment Advisory Fees	41
Custodian Fees	14
Administration Fees	3
Other Liabilities	84
Total Liabilities	142
Net Assets
Applicable to 7,492,118 Issued and Outstanding $0.01 Par Value Shares (30,000,000 Shares Authorized)	$60,261
Net Asset Value Per Share	$8.04
Net Assets Consist of:
Common Stock	$75
Paid-in Capital	92,934
Undistributed Net Investment Income	90
Accumulated Net Realized Loss	(27,812)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(5,026)
Net Assets	$60,261

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	5

The Turkish Investment Fund, Inc.

April 30, 2009

Financial Statements (cont’d)

Statement of Operations

Six Months Ended April 30, 2009 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	$462
Interest from Securities of Unaffiliated Issuers	53
Dividends from Security of Affiliated Issuer	5
Total Investment Income	520
Expenses:
Investment Advisory Fees (Note B)	228
Proxy Fees	83
Professional Fees	43
Custodian Fees (Note D)	33
Administration Fees (Note C)	19
Stockholder Reporting Expenses	18
Stockholder Servicing Agent Fees	4
Directors’ Fees and Expenses	— @
Other Expenses	10
Total Expenses	438
Waiver of Administration Fees (Note C)	(1)
Rebate from Morgan Stanley Affiliates (Note G)	(1)
Net Expenses	436
Net Investment Income	84
Net Realized Gain (Loss) on:
Investments	(25,239)
Foreign Currency Transactions	31
Net Realized Loss	(25,208)
Change in Unrealized Appreciation (Depreciation) on:
Investments	29,758
Foreign Currency Translations	(31)
Change in Unrealized Appreciation (Depreciation)	29,727
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	4,519
Net Increase in Net Assets Resulting from Operations	$4,603

@ Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2009

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended April 30, 2009 (unaudited) (000)	Year Ended October 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$84	$988
Net Realized Loss	(25,208)	(2,666)
Net Change in Unrealized Appreciation (Depreciation)	29,727	(100,743)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,603	(102,421)
Distributions from and/or in Excess of:
Net Investment Income	—	(2,288)
Net Realized Gain	—	(19,664)
Total Distributions	—	(21,952)
Capital Share Transactions:
Reinvestment of Distributions (0 and 13,641 shares)	—	260
Repurchase of Shares (10,700 and 10,083 shares)	(61)	(207)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(61)	53
Total Increase (Decrease)	4,542	(124,320)
Net Assets:
Beginning of Period	55,719	180,039
End of Period (Including Undistributed Net Investment Income of $90 and $6)	$60,261	$55,719

The accompanying notes are an integral part of the financial statements.	7

The Turkish Investment Fund, Inc.

April 30, 2009

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30,		Year Ended October 31,
	2009 (unaudited)		2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$7.43		$24.01	$18.86		$16.89	$11.26	$7.15
Net Investment Income†	0.01		0.13	0.12		0.16	0.21	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.60		(13.77)	9.30		3.50	5.50	4.11
Total from Investment Operations	0.61		(13.64)	9.42		3.66	5.71	4.13
Distributions from and/or in excess of:
Net Investment Income	—		(0.31)	(0.23)		(0.40)	(0.08)	(0.02)
Net Realized Gain	—		(2.63)	(4.04)		(1.03)	—	—
Total Distributions	—		(2.94)	(4.27)		(1.43)	(0.08)	(0.02)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		—	0.00	‡	(0.26)	—	—
Anti-Dilutive Effect of Share Repurchase Program	0.00	‡	0.00 ‡	—		—	—	—
Net Asset Value, End of Period	$8.04		$7.43	$24.01		$18.86	$16.89	$11.26
Per Share Market Value, End of Period	$7.12		$6.20	$21.11		$17.96	$18.55	$11.68
TOTAL INVESTMENT RETURN:
Market Value	14.84	%#	(66.09)%	51.24%		2.48%	59.60%	58.99%
Net Asset Value(1)	8.50	%#	(64.37)%	63.80%		18.13%	50.83%	57.99%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$60,261		$55,719	$180,039		$139,439	$94,931	$63,301
Ratio of Expenses to Average Net Assets(2)	1.82	%*+	1.12%+	1.08	%+	1.17%	1.23%	1.58%
Ratio of Net Investment Income to Average Net Assets(2)	0.35	%*+	0.85%+	0.67	%+	0.83%	1.43%	0.25%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00%§	0.00	%§	N/A	N/A	N/A
Portfolio Turnover Rate	39	%#	38%	65%		81%	63%	109%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.83	%*+	1.16%+	1.12	%+	1.21%	1.26%	N/A
Ratio of Net Investment Income to Average Net Assets	0.34	%*+	0.81%+	0.63	%+	0.80%	1.40%	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
#	Not Annualized
*	Annualized
+

The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

8	The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Notes to Financial Statements

The Turkish Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Turkish corporations, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.    Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.     Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.     Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

• investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consists of equity securities denominated in Turkish lira. Changes in currency exchange rates will affect the value of and investment income from such securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

3.     Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At April 30, 2009, the Fund did not have any outstanding foreign currency exchange contracts.

4.     New Accounting Pronouncements:  On April 9, 2009, Financial Accounting Standards Board (“FASB”) issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

5.     Fair Value Measurement: The Fund adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•      Level 1 — quoted prices in active markets for identical securities

•      Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 — significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities, are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s investments carried at value:

Assets	Investments in Securities (000)
Level 1 — Quoted Prices	$59,349
Level 2 — Other Significant Observable Inputs	1,016
Level 3 — Significant Unobservable Inputs	—
Total	$60,365

For the period ended April 30, 2009, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

6.     Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date, (except for certain dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B. Investment Advisory Fees:  Morgan Stanley Investment Management Inc. (“MS Investment Management” or the “Adviser”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund’s first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended April 30, 2009, approximately $1,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the Administration Agreement, except pricing services and extraordinary expenses, are now covered under the administration fee.

D. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

E. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended October 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$4,925	$17,027	$7,097	$24,472

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments on passive foreign investment companies and differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at October 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$504	$408	$(912)

At October 31, 2008, the Fund had no distributable earnings on a tax basis.

At April 30, 2009, the U.S. Federal income tax cost basis of investments was $65,392,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $5,027,000 of which $5,775,000 related to appreciated securities and $10,802,000 related to depreciated securities.

At October 31, 2008, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $2,600,000 to offset against future capital gains which will expire on October 31, 2016.

The Turkish Ministry of Finance issued new tax legislation effective January 1, 2006, impacting the taxation of income and capital gains derived by foreign investors from securities trading in the Turkish market. Through the approval of this amendment, investors with non-resident investment fund (NRIF) status as of December 31, 2005 will have the ability to continue utilizing their NRIF status after January 1, 2006, for their equity positions purchased and fixed income securities issued prior to January 1, 2006. Thus, the tax rates associated with NRIF status would continue to apply on these holdings after January 1, 2006 even after the new tax law goes into effect. Dividend income from equity securities purchased and interest income from fixed income securities issued after December 31, 2005, will be subject to the new tax law which imposes a withholding tax of 10% and 15% respectively. The Fund currently is not subject to capital gains tax derived from securities trading in Turkish market.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio, an open-ended management investment company managed by the Adviser. Investment in Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio. For the six months ended April 30, 2009, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

investment in the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio.

A summary of the Fund’s tansactions in shares of the affiliated issuer during the six months ended April 30, 2009 is as follows:

Market Value October 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value April 30, 2009 (000)
$2,808	$9,721	$12,153	$5	$376

During the six months ended April 30, 2009, the Fund made purchases and sales totaling approximately $19,852,000 and $19,448,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended April 30, 2009, the Fund incurred approximately $14,000 in brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliated broker/dealer.

H. Other: On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the six months ended April 30, 2009, the Fund repurchased 10,700 of its shares at an average discount of 11.67% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,448,177 of its shares at an average discount of 17.13% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

Pursuant to the Fund’s investment restriction regarding concentration of investments in any one industry, the Fund will be required to invest between 25 percent and 35 percent of its total assets in the securities of issuers in one or more industries if, at the time of investment, each such industry represents 25 percent or more of the Fund’s benchmark Index. During the period, Commercial Banks represented over 25 percent of the Index and the Fund increased its investment in Commercial Banks to over 25 percent, which subsequently increased due to market appreciation. The commercial banking business can be affected by general business, economic and market conditions, including, but not limited, to short-term and long-term interest rates, inflation, deflation, money supply, fluctuations in both debt and equity capital markets and the strength of the U.S. and foreign economies. Commercial banks may be subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge and the amount of capital that they must maintain. Changes to regulations, including changes in interpretation or implementation of statutes, regulations or policies can have a substantial and unpredictable effect on commercial banks. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the commercial banking industry. For example, an economic downturn that suddenly decreased property values, caused an increase in unemployment, or other events that negatively impact household and/or corporate customers could decrease ability to pay interest or principal on loans or cause a decrease in the demand for commercial banking products and services. Commercial banks also have been and may in the future be affected by increased competition, which could adversely affect the asset growth, profitability and/or viability of commercial banks.

I. Supplemental Proxy Information: On June 17, 2009, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Michael Bozic	4,861,255	629,786
Michael F. Klein	4,847,299	643,742
W. Allen Reed	4,859,523	631,518

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1-(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s web site at www.sec.gov.

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Portfolio Management

The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric Carlson and Paul C. Psaila, each a Managing Director of the Adviser. Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in January 2006. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in September 1997.

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in non-certificated Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in non-certificated Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-(800) 231-2608

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

The Turkish Investment Fund, Inc.

April 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Turkish Investment Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	James W. Garrett
Treasurer and Chief
James F. Higgins	Financial Officer

Dr. Manuel H. Johnson	Carsten Otto
Chief Compliance Officer
Joseph J. Kearns
Mary E. Mullin
Michael F. Klein	Secretary

W. Allen Reed

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and
Director

Randy Takian
President and Principal
Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1-(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

MSITFSAN
IU09-02530I-Y04/09

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

The Turkish Investment Fund, Inc.*

Period	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS

November	7,500	6.41	7,500	Unlimited
December	—	—	—	Unlimited
January	—	—	—	Unlimited

February	3,200	6.16	3,200	Unlimited
March	—	—	—	Unlimited
April	—	—	—	Unlimited

1

*  The Share Repurchase Program commenced on 9/15/1998.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 23, 2009

/s/ James Garrett
James Garrett
Principal Financial Officer
June 23, 2009